EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Harvey Lalach, President, CEO and director of Thrifty Printing Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of Thrifty Printing Inc. for the year ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thrifty Printing Inc.

Date: December 20, 2006

/s/ Harvey Lalach
Harvey Lalach, President, CEO and Director
(Principal Executive Officer, Principal Financial
Officer and Principal Accounting Officer)